SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 10, 1999 (Date of earliest event reported) Nationslink Funding Corp. as Sponsor) (Issuer in Respect of Commercial Mortgage Pass-Through Certificates Series 1999-SL) Exact name of registrant as specified in charter) Delaware 333-66805-03 99-637747 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 100 North Tyron St, Charlotte, North Carolina 28255 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (704) 386-2400 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the monthly distribution reported to the holders of Nationslink Funding Corp. Commercial Mortgage Pass-Through Certificates Series 1999-SL which was made on September 10, 2001. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on September 10, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF NATIONSLINK FUNDING CORPORATION, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: September 10, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Cathy Johnson (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Nationslink Funding Corporation Bank of America NT&SA as Primary Servicer ORIX Real Estate Capital Markets, LLC as Master Servicer Commercial Mortgage Pass-Through Certificates, Series 1999-SL ABN AMRO Acct: 67-8161-40-7 0 Statement Date 09/10/01 Payment Date: 09/10/01 Prior Payment: 08/10/01 Record Date: 08/31/01 WAC: 8.35% WAMM: 74 Number Of Pages Table Of Contents 1 REMIC Certificate Report 1 Other Related Information 3 Asset Backed Facts Sheets 3 Delinquency Loan Detail Mortgage Loan Characteristics 3 Total Pages Included In This 11 Specially Serviced Loan DetailAppendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Information is available for this issue from the following sources LaSalle Web Site www.etrustee.net LaSalle Bulletin Board (714) 282-3990 0 0 0 0 Monthly Data File Name: 0413MMYY.EXE Grantor Trust Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 264,690,383.00 486,487.92 63859CCP6 1000.000000000 1.837950871 A-2 75,459,076.00 75,459,076.00 63859CCQ4 1000.000000000 1000.000000000 A-3 43,385,473.00 43,385,473.00 63859CCR2 1000.000000000 1000.000000000 A-4 101,223,518.00 101,223,518.00 63859CCS0 1000.000000000 1000.000000000 A-5 71,067,402.00 71,067,402.00 63859CCT8 1000.000000000 1000.000000000 A-6 85,328,198.00 82,969,578.77 63859CCU5 1000.000000000 972.358267428 A-1V 325,206,513.00 188,822,334.66 63859CCV3 1000.000000000 580.622856898 B 47,139,539.00 47,139,539.00 63859CCW1 1000.000000000 1000.000000000 C 41,247,097.00 41,247,097.00 63859CCX9 1000.000000000 1000.000000000 D 38,300,876.00 38,300,876.00 63859CCY7 1000.000000000 1000.000000000 E 20,623,548.00 20,623,548.00 63859CCZ4 1000.000000000 1000.000000000 F 47,139,539.00 47,139,539.00 63859CDA8 1000.000000000 1000.000000000 G 17,677,331.00 17,677,331.00 63859CDB6 1000.000000000 1000.000000000 X 1,178,488,493.00N 814,250,415.60 63859CDC4 1000.000000000 690.927760802 P 0.00 0.00 9ABSC468 1000.000000000 0.000000000 1,178,488,493.00 775,541,800.35 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 486,487.92 0.00 0.00 63859CCP6 1.837950871 0.000000000 0.000000000 A-2 7,215,274.57 0.00 0.00 63859CCQ4 95.618379557 0.000000000 0.000000000 A-3 0.00 0.00 0.00 63859CCR2 0.000000000 0.000000000 0.000000000 A-4 0.00 0.00 0.00 63859CCS0 0.000000000 0.000000000 0.000000000 A-5 0.00 0.00 0.00 63859CCT8 0.000000000 0.000000000 0.000000000 A-6 852,634.37 0.00 0.00 63859CCU5 9.992410364 0.000000000 0.000000000 A-1V 7,110,846.31 0.00 0.00 63859CCV3 21.865633146 0.000000000 0.000000000 B 0.00 0.00 0.00 63859CCW1 0.000000000 0.000000000 0.000000000 C 0.00 0.00 0.00 63859CCX9 0.000000000 0.000000000 0.000000000 D 0.00 0.00 0.00 63859CCY7 0.000000000 0.000000000 0.000000000 E 0.00 0.00 0.00 63859CCZ4 0.000000000 0.000000000 0.000000000 F 0.00 0.00 0.00 63859CDA8 0.000000000 0.000000000 0.000000000 G 0.00 0.00 0.00 63859CDB6 0.000000000 0.000000000 0.000000000 X 0.00 0.00 0.00 63859CDC4 0.000000000 0.000000000 0.000000000 P 0.00 0.00 0.00 9ABSC468 0.000000000 0.000000000 0.000000000 15,665,243.17 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 2,353.39 0.00 63859CCP6 0.000000000 0.008891105 0.000000000 A-2 68,243,801.43 383,332.11 0.00 63859CCQ4 904.381620443 5.080000052 0.000000000 A-3 43,385,473.00 227,665.27 0.00 63859CCR2 1000.000000000 5.247500010 0.000000000 A-4 101,223,518.00 561,284.41 0.00 63859CCS0 1000.000000000 5.545000027 0.000000000 A-5 71,067,402.00 407,926.89 0.00 63859CCT8 1000.000000000 5.740000035 0.000000000 A-6 82,116,944.40 456,885.81 0.00 63859CCU5 962.365857064 5.354452815 0.000000000 A-1V 181,711,488.35 659,534.12 0.00 63859CCV3 558.757223752 2.028047083 0.000000000 B 47,139,539.00 271,916.57 0.00 63859CCW1 1000.000000000 5.768333246 0.000000000 C 41,247,097.00 248,066.92 0.00 63859CCX9 1000.000000000 6.014166767 0.000000000 D 38,300,876.00 241,263.60 0.00 63859CCY7 1000.000000000 6.299166630 0.000000000 E 20,623,548.00 103,117.74 0.00 63859CCZ4 1000.000000000 5.000000000 0.000000000 F 47,139,539.00 255,339.17 0.00 63859CDA8 1000.000000000 5.416666676 0.000000000 G 17,677,331.00 95,752.21 0.00 63859CDB6 1000.000000000 5.416666690 0.000000000 X 799,633,032.38 558,088.25 0.00 63859CDC4 678.524259787 0.473562749 0.000000000 P 0.00 134,400.86 0.00 9ABSC468 0.000000000 0.114045119 0.000000000 759,876,557.18 4,606,927.32 0.00 Total P&I Paymen 20272170.49 Pass-Through Class Rate (2) CUSIP Next Rate (3) A-1 5.81% 63859CCP6 FIXED A-2 6.10% 63859CCQ4 FIXED A-3 6.30% 63859CCR2 FIXED A-4 6.65% 63859CCS0 FIXED A-5 6.89% 63859CCT8 FIXED A-6 6.61% 63859CCU5 FIXED A-1V 4.06% 63859CCV3 3.93% B 6.92% 63859CCW1 6.92% C 7.22% 63859CCX9 7.22% D 7.56% 63859CCY7 7.56% E 6.00% 63859CCZ4 6.00% F 6.50% 63859CDA8 6.50% G 6.50% 63859CDB6 6.50% X 63859CDC4 NONE P 9ABSC468 NONE Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Esimtated REMIC IV Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 UA1 264,690,383.00 486,487.92 None 1000.000000000 1.837950871 UA2 75,459,076.00 75,459,076.00 None 1000.000000000 1000.000000000 UA3 43,385,473.00 43,385,473.00 None 1000.000000000 1000.000000000 UA4 101,223,518.00 101,223,518.00 None 1000.000000000 1000.000000000 UA5 71,067,402.00 71,067,402.00 None 1000.000000000 1000.000000000 UA6 85,328,198.00 82,969,578.77 None 1000.000000000 972.358267428 UA1V 325,206,513.00 188,822,334.67 None 1000.000000000 580.622856929 UB 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 UC 41,247,097.00 41,247,097.00 None 1000.000000000 1000.000000000 UD 38,300,876.00 38,300,876.00 None 1000.000000000 1000.000000000 UE 20,623,548.00 20,623,548.00 None 1000.000000000 1000.000000000 UF 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 UG 17,677,331.00 17,677,331.00 None 1000.000000000 1000.000000000 UX1 1,178,488,493.00N 775,541,800.35 None 1000.000000000 658.081775899 UX2 0.00 0.00 None 1000.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 UA1 486,487.92 0.00 0.00 None 1.837950871 0.000000000 0.000000000 UA2 7,215,274.57 0.00 0.00 None 95.618379557 0.000000000 0.000000000 UA3 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA4 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA5 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA6 852,634.37 0.00 0.00 None 9.992410364 0.000000000 0.000000000 UA1V 7,110,846.31 0.00 0.00 None 21.865633146 0.000000000 0.000000000 UB 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UC 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UD 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UE 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UF 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UG 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UX1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UX2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 UA1 0.00 2,353.39 0.00 None 0.000000000 0.008891105 0.000000000 UA2 68,243,801.43 383,332.11 0.00 None 904.381620443 5.080000052 0.000000000 UA3 43,385,473.00 227,665.27 0.00 None 1000.000000000 5.247500010 0.000000000 UA4 101,223,518.00 561,284.41 0.00 None 1000.000000000 5.545000027 0.000000000 UA5 71,067,402.00 407,926.89 0.00 None 1000.000000000 5.740000035 0.000000000 UA6 82,116,944.40 456,885.81 0.00 None 962.365857064 5.354452815 0.000000000 UA1V 181,711,488.36 659,534.12 0.00 None 558.757223783 2.028047083 0.000000000 UB 47,139,539.00 271,916.57 0.00 None 1000.000000000 5.768333246 0.000000000 UC 41,247,097.00 248,066.92 0.00 None 1000.000000000 6.014166767 0.000000000 UD 38,300,876.00 241,263.60 0.00 None 1000.000000000 6.299166630 0.000000000 UE 20,623,548.00 103,117.74 0.00 None 1000.000000000 5.000000000 0.000000000 UF 47,139,539.00 255,339.17 0.00 None 1000.000000000 5.416666676 0.000000000 UG 17,677,331.00 95,752.21 0.00 None 1000.000000000 5.416666690 0.000000000 UX1 759,876,557.18 558,088.25 0.00 None 644.789119023 0.473562749 0.000000000 UX2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) UA1 5.81% None 5.81% UA2 6.10% None 6.10% UA3 6.30% None 6.30% UA4 6.65% None 6.65% UA5 6.89% None 6.89% UA6 6.61% None 6.61% UA1V 4.19% None 4.19% UB 6.92% None 6.92% UC 7.22% None 7.22% UD 7.56% None 7.56% UE 6.00% None 6.00% UF 6.50% None 6.50% UG 6.50% None 6.50% UX1 2.07% None UX2 None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 R-IV 0.00 0.00 None 1000.000000000 0.000000000 1,178,488,493.00 0.00 775,541,800.36 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 R-IV 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 15,665,243.17 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 R-IV 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 759,876,557.19 4,472,526.46 0.00 Total P&I Paymen20,137,769.63 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) R-IV None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated REMIC III Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 MA1 264,690,383.00 486,487.92 None 1000.000000000 1.837950871 MA2 75,459,076.00 75,459,076.00 None 1000.000000000 1000.000000000 MA3 43,385,473.00 43,385,473.00 None 1000.000000000 1000.000000000 MA4 101,223,518.00 101,223,518.00 None 1000.000000000 1000.000000000 MA5 71,067,402.00 71,067,402.00 None 1000.000000000 1000.000000000 MA6 85,328,198.00 82,969,578.77 None 1000.000000000 972.358267428 MA1V 325,206,513.00 188,822,334.66 None 1000.000000000 580.622856898 MB 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 MC 41,247,097.00 41,247,097.00 None 1000.000000000 1000.000000000 MD 38,300,876.00 38,300,876.00 None 1000.000000000 1000.000000000 ME 20,623,548.00 20,623,548.00 None 1000.000000000 1000.000000000 MF 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 MG 17,677,331.00 17,677,331.00 None 1000.000000000 1000.000000000 MX 1,178,488,493.00N 775,541,800.35 None 1000.000000000 658.081775899 R-III 0.00 0.00 None 1000.000000000 0.000000000 1,178,488,493.00 0.00 775,541,800.35 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 MA1 486,487.92 0.00 0.00 None 1.837950871 0.000000000 0.000000000 MA2 7,215,274.57 0.00 0.00 None 95.618379557 0.000000000 0.000000000 MA3 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA4 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA5 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA6 852,634.37 0.00 0.00 None 9.992410364 0.000000000 0.000000000 MA1V 7,110,846.31 0.00 0.00 None 21.865633146 0.000000000 0.000000000 MB 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MC 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MD 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 ME 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MF 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MG 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MX 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 R-III 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 15,665,243.17 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 MA1 0.00 2,353.38 -940.39 None 0.000000000 0.008891067 -0.003552792 MA2 68,243,801.43 383,332.10 -127,564.30 None 904.381620443 5.079999919 -1.690509701 MA3 43,385,473.00 227,665.27 -66,076.49 None 1000.000000000 5.247500010 -1.523009557 MA4 101,223,518.00 561,284.40 -124,050.40 None 1000.000000000 5.544999928 -1.225509669 MA5 71,067,402.00 407,926.89 -73,235.64 None 1000.000000000 5.740000035 -1.030509600 MA6 82,116,944.40 456,885.81 -104,860.52 None 962.365857064 5.354452815 -1.228908174 MA1V 181,711,488.35 659,534.13 -618,889.31 None 558.757223752 2.028047114 -1.903065545 MB 47,139,539.00 271,916.57 -47,242.13 None 1000.000000000 5.768333246 -1.002176326 MC 41,247,097.00 248,066.92 -31,196.95 None 1000.000000000 6.014166767 -0.756342925 MD 38,300,876.00 241,263.60 -18,052.85 None 1000.000000000 6.299166630 -0.471343005 ME 20,623,548.00 103,117.74 -36,514.19 None 1000.000000000 5.000000000 -1.770509614 MF 47,139,539.00 255,339.17 -63,819.53 None 1000.000000000 5.416666676 -1.353842896 MG 17,677,331.00 95,752.21 -23,932.33 None 1000.000000000 5.416666690 -1.353842953 MX 759,876,557.18 262,077.05 0.00 None 644.789119023 0.222384055 0.000000000 R-III 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 759,876,557.18 4,176,515.24 -1,336,375.03 Total P&I Paymen19,841,758.41 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) MA1 8.12% None 8.02% MA2 8.12% None 8.02% MA3 8.12% None 8.02% MA4 8.12% None 8.02% MA5 8.12% None 8.02% MA6 8.12% None 8.02% MA1V 8.12% None 8.02% MB 8.12% None 8.02% MC 8.12% None 8.02% MD 8.12% None 8.02% ME 8.12% None 8.02% MF 8.12% None 8.02% MG 8.12% None 8.02% MX None R-III None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated REMIC II Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 L2T1 1,154,918,723.00 797,965,406.91 None 1000.000000000 690.927760559 L2T2 11,784,885.00 7,761,788.66 None 1000.000000000 658.622350579 L2T3 11,784,885.00 8,523,219.91 None 1000.000000000 723.233184711 L2T1N 1,154,918,723.00N 797,965,406.91 None 1000.000000000 690.927760559 L2T2N 11,784,885.00N 7,761,788.66 None 1000.000000000 658.622350579 L2T3N 11,784,885.00N 8,523,219.91 None 1000.000000000 723.233184711 1,178,488,493.00 0.00 814,250,415.48 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 L2T1 14,325,035.56 0.00 0.00 None 12.403501021 0.000000000 0.000000000 L2T2 156,392.21 0.00 0.00 None 13.270575827 0.000000000 0.000000000 L2T3 135,955.46 0.00 0.00 None 11.536426533 0.000000000 0.000000000 L2T1N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 L2T2N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 L2T3N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 14,617,383.23 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 L2T1 783,640,371.35 5,145,796.97 0.00 None 678.524259538 4.455549007 0.000000000 L2T2 7,605,396.45 53,625.84 3,572.81 None 645.351774752 4.550391455 0.303168847 L2T3 8,387,264.45 58,886.54 3,923.31 None 711.696758178 4.996785289 0.332910334 L2T1N 783,640,371.35 256,835.51 0.00 None 678.524259538 0.222384056 0.000000000 L2T2N 7,605,396.45 2,498.23 0.00 None 645.351774752 0.211985946 0.000000000 L2T3N 8,387,264.45 2,743.31 0.00 None 711.696758178 0.232782076 0.000000000 799,633,032.25 5,520,386.40 7,496.12 Total P&I Paymen20,137,769.63 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) L2T1 7.74% None 8.02% L2T2 7.74% None 8.02% L2T3 7.74% None 8.02% L2T1N 0.39% None 8.02% L2T2N 0.39% None 8.02% L2T3N 0.39% None 8.02% Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated REMIC I Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 L1T1 1,154,918,723.00 797,965,406.91 None 1000.000000000 690.927760559 L1T2 11,784,885.00 7,761,788.66 None 1000.000000000 658.622350579 L1T3 11,784,885.00 8,523,219.89 None 1000.000000000 723.233183014 R-I 0.00 0.00 9ABSC521 1000.000000000 0.000000000 R 0.00 0.00 9ABSC469 1000.000000000 0.000000000 1,178,488,493.00 814,250,415.46 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 L1T1 14,325,035.56 0.00 0.00 None 12.403501021 0.000000000 0.000000000 L1T2 156,392.21 0.00 0.00 None 13.270575827 0.000000000 0.000000000 L1T3 135,955.46 0.00 0.00 None 11.536426533 0.000000000 0.000000000 R-I 0.00 0.00 0.00 9ABSC521 0.000000000 0.000000000 0.000000000 R 0.00 0.00 0.00 9ABSC469 0.000000000 0.000000000 0.000000000 14,617,383.23 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 L1T1 783,640,371.35 5,402,632.48 0.00 None 678.524259538 4.677933064 0.000000000 L1T2 7,605,396.45 56,124.07 3,572.81 None 645.351774752 4.762377401 0.303168847 L1T3 8,387,264.43 61,629.85 3,923.31 None 711.696756481 5.229567365 0.332910334 R-I 0.00 0.00 0.00 9ABSC521 0.000000000 0.000000000 0.000000000 R 0.00 0.00 0.00 9ABSC469 0.000000000 0.000000000 0.000000000 799,633,032.23 5,520,386.40 7,496.12 Total P&I Paymen20,137,769.63 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) L1T1 8.12% None 8.02% L1T2 8.12% None 8.02% L1T3 8.12% None 8.02% R-I 9ABSC521 R 9ABSC469 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Other Related Information Interest Summary Current Scheduled Interest 5,664,466.70 Less Delinquent Interest -1,709,895.02 Less Deferred Interest 0.00 Plus Advance Interest 1,695,142.40 Plus Unscheduled Interest 0.00 PPIS Reducing Scheduled Interest -18,127.91 Less Total Fees Paid To Servicer -94,955.95 Less Misc. Fees & Expenses -525.22 Less Non Recoverable Advances 0.00 Plus Prepayment Premiums 134,400.86 Interest Due Trust 5,670,505.86 Less Trustee Fee -2,173.38 Less Fee Strips Paid by Trust -13,545.20 Less Misc. Fees Paid by Trust 0.00 Remittance Interest 5,654,787.27 Pool Balance Summary Component Balance Count Beginning Pool 814,250,415.60 2000 Scheduled Principal Distribution 3,352,612.12 0 Unscheduled Principal Distribution 11,264,771.10 39 Deferred Interest 0.00 0 Liquidations 0.00 0 Repurchases 0.00 0 Ending Pool 799,633,032.38 1961 Servicing Fee Summary Current Servicing Fees 94,955.95 Delinquent Servicing Fees 40,497.22 Servicing Fee Shortfall 454.96 Unscheduled Servicing Fees 0.00 Total Servicing Fees Paid 135,908.13 PPIS Summary Gross PPIS 18,127.91 Gross PPIE 0.00 PPIS Covered by Excess Interest 18,127.91 PPIE Added to Excess Interest 0.00 PPIS Due Certificate 0.00 Principal Summary Scheduled Principal: 0.00 Current Scheduled Principal 2,255,930.71 Advanced Scheduled Principal 1,096,681.41 Scheduled Principal Distribution 3,352,612.12 Unscheduled Principal: 0.00 Curtailments 663,243.99 Prepayments in Full 10,986,005.26 Liquidation Proceeds 0.00 Repurchase Proceeds 0.00 Other Principal Proceeds -384,478.15 Unscheduled Principal Distribution 11,264,771.10 Remittance Principal 14,617,383.22 Servicer Wire Amount 20,272,170.49 The Available Distribution Amount for this Distribution Da 20,272,170.49 Aggregate amount of P&I Advances: Aggregate Amount in Grace Day Period: 2,765,239.12 Aggregate Amount past the Grace Day Period: 853.31 Total Aggregate P& I Advances on delinquent loans: 2,766,092.44 Additional Servicing Advances: 0.00 Aggregate Servicing and P&I Advances made in respect 2,766,092.44 of the immediately preceding Distribution Date: Aggregate Stated Principal Balance of the Mortgage Pool 814,250,415.60 immediately before such distribution date Aggregate Stated Principal Balance of the Mortgage Pool 799,633,032.38 immediately after such distribution date Ending Number of Loans: 1,961.00 Ending Aggregate Principal Balance: 799,633,032.38 Weighted Average Mortgage Rate of the Mortgage Pool: 8.12% Weighted Average remaining term to maturity: 73.75 Overcollateralization Amount for such Distribution Date: 39,756,475.20 Excess Cash Flow for such Distribution Date: 1,605,948.20 Pass Uncapped Pass Accrued Certificate Through RateThrough Rate Interest Class A-1 5.81% 5.81% 2,353.39 Class A-2 6.10% 6.10% 383,332.11 Class A-3 6.30% 6.30% 227,665.27 Class A-4 6.65% 6.65% 561,284.41 Class A-5 6.89% 6.89% 407,926.89 Class A-6 6.61% 6.61% 456,885.81 Class A-1V 4.06% 4.06% 659,534.12 Class B 6.92% 6.92% 271,916.57 Class C 7.22% 7.22% 248,066.92 Class D 7.56% 7.56% 241,263.60 Class E 6.00% 6.00% 103,117.74 Class F 6.50% 6.50% 255,339.17 Class G 6.50% 6.50% 95,752.21 Distributed Interest Prior Interest Certificate Interest Carryover Shortfall Class A-1 2,353.39 0.00 0.00 Class A-2 383,332.11 0.00 0.00 Class A-3 227,665.27 0.00 0.00 Class A-4 561,284.41 0.00 0.00 Class A-5 407,926.89 0.00 0.00 Class A-6 456,885.81 0.00 0.00 Class A-1V 659,534.12 0.00 0.00 Class B 271,916.57 0.00 0.00 Class C 248,066.92 0.00 0.00 Class D 241,263.60 0.00 0.00 Class E 103,117.74 0.00 0.00 Class F 255,339.17 0.00 0.00 Class G 95,752.21 0.00 0.00 Realized Losses for Current Period: 0.00 Additional Trust Fund Expenses: 0.00 Aggregate Amount of Servicing Fees Paid: 0.00 Primary Servicer: 94,955.95 Master Servicer: 13,545.20 Special Servicer: 214.51 Total Amount of Servicing Fees: 108,715.66 Asset Backed Facts - Pool Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 2 1,316,500 0 01/00/00 0.100% 0.162% 0.000% 07/10/01 2 1,320,407 0 01/00/00 0.098% 0.158% 0.000% 06/11/01 3 970,770 0 01/00/00 0.145% 0.114% 0.000% 05/10/01 2 1,253,935 0 01/00/00 0.095% 0.146% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 3 1,580,430 0 01/00/00 0.137% 0.176% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 2 828,150 0 01/00/00 0.089% 0.090% 0.000% 11/10/00 3 827,566 0 01/00/00 0.132% 0.089% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 2 1,206,954 0 01/00/00 0.085% 0.123% 0.000% 06/12/00 2 592,416 0 01/00/00 0.084% 0.060% 0.000% *** Two of the four loans delinquent, made payment on 6/8/99. The other two loans, the borrower's are in the process of reissuing payments. *** Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 09/10/01 39 10,986,005 8.3480% 01/00/00 1.989% 1.374% 08/10/01 35 16,890,517 8.4186% 01/00/00 1.750% 2.074% 07/10/01 41 10,022,690 8.5466% 01/00/00 2.015% 1.200% 06/11/01 29 8,531,739 8.6543% 01/00/00 1.397% 1.005% 05/10/01 28 7,227,914 8.7031% 01/00/00 1.330% 0.839% 04/10/01 28 9,518,677 8.7717% 01/00/00 1.313% 1.091% 03/12/01 22 5,449,512 8.8176% 01/00/00 1.018% 0.615% 02/12/01 22 6,773,240 8.8793% 01/00/00 1.007% 0.756% 01/10/01 34 10,149,115 8.9081% 01/00/00 1.541% 1.120% 12/11/00 25 8,748,178 8.9067% 01/00/00 1.116% 0.950% 11/10/00 30 9,776,771 8.9110% 01/00/00 1.324% 1.048% 10/10/00 17 4,803,134 8.8915% 01/00/00 0.740% 0.507% 09/11/00 22 8,077,418 8.8696% 01/00/00 0.951% 0.844% 08/10/00 23 6,813,664 8.8408% 01/00/00 0.985% 0.703% 07/10/00 26 8,606,332 8.7923% 01/00/00 1.102% 0.878% 06/12/00 22 4,948,505 8.7752% 01/00/00 0.922% 0.498% Distribution Date Remit 09/10/01 8.1246% 01/00/00 08/10/01 8.1953% 01/00/00 07/10/01 8.3234% 01/00/00 06/11/01 8.4310% 01/00/00 05/10/01 8.4799% 01/00/00 04/10/01 8.5484% 01/00/00 03/12/01 8.5947% 01/00/00 02/12/01 8.6559% 01/00/00 01/10/01 8.6847% 01/00/00 12/11/00 8.6835% 01/00/00 11/10/00 8.6877% 01/00/00 10/10/00 8.6683% 01/00/00 09/11/00 8.6462% 01/00/00 08/10/00 8.6174% 01/00/00 07/10/00 8.5691% 01/00/00 06/12/00 8.5519% 01/00/00 Asset Backed Facts - Group 1 Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 1 364,498 0 01/00/00 0.068% 0.058% 0.000% 07/10/01 1 366,048 0 01/00/00 0.067% 0.057% 0.000% 06/11/01 1 39,062 0 01/00/00 0.066% 0.006% 0.000% 05/10/01 1 1,118,121 0 01/00/00 0.065% 0.170% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 3 1,580,430 0 01/00/00 0.188% 0.233% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 1 109,137 0 01/00/00 0.061% 0.016% 0.000% 11/10/00 3 827,566 0 01/00/00 0.182% 0.118% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 1 764,437 0 01/00/00 0.059% 0.105% 0.000% 06/12/00 1 487,652 0 01/00/00 0.058% 0.066% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 09/10/01 22 5,048,538 8.6223% 01/00/00 1.517% 0.817% 08/10/01 20 9,977,180 8.6337% 01/00/00 1.359% 1.595% 07/10/01 25 5,165,084 8.6309% 01/00/00 1.676% 0.809% 06/11/01 21 6,456,433 8.6471% 01/00/00 1.384% 0.999% 05/10/01 22 5,202,395 8.6461% 01/00/00 1.430% 0.793% 04/10/01 18 4,173,137 8.6568% 01/00/00 1.154% 0.628% 03/12/01 14 2,196,169 8.6354% 01/00/00 0.887% 0.327% 02/12/01 12 3,262,954 8.6613% 01/00/00 0.753% 0.482% 01/10/01 21 6,300,461 8.6714% 01/00/00 1.308% 0.922% 12/11/00 17 5,606,101 8.6699% 01/00/00 1.045% 0.810% 11/10/00 18 6,416,216 8.6837% 01/00/00 1.095% 0.915% 10/10/00 9 1,371,617 8.6785% 01/00/00 0.541% 0.193% 09/11/00 15 4,496,886 8.6882% 01/00/00 0.897% 0.629% 08/10/00 15 4,922,942 8.6917% 01/00/00 0.889% 0.681% 07/10/00 19 7,786,714 8.6907% 01/00/00 1.116% 1.065% 06/12/00 16 2,729,009 8.7045% 01/00/00 0.929% 0.368% Distribution Date Remit 09/10/01 8.3989% 01/00/00 08/10/01 8.4103% 01/00/00 07/10/01 8.4078% 01/00/00 06/11/01 8.4237% 01/00/00 05/10/01 8.4229% 01/00/00 04/10/01 8.4334% 01/00/00 03/12/01 8.4126% 01/00/00 02/12/01 8.4379% 01/00/00 01/10/01 8.4480% 01/00/00 12/11/00 8.4467% 01/00/00 11/10/00 8.4603% 01/00/00 10/10/00 8.4553% 01/00/00 09/11/00 8.4648% 01/00/00 08/10/00 8.4683% 01/00/00 07/10/00 8.4675% 01/00/00 06/12/00 8.4812% Asset Backed Facts - Group 2 Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 1 952,002 0 01/00/00 0.189% 0.504% 0.000% 07/10/01 1 954,358 0 01/00/00 0.184% 0.485% 0.000% 06/11/01 2 931,708 0 01/00/00 0.358% 0.460% 0.000% 05/10/01 1 135,814 0 01/00/00 0.176% 0.066% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 1 719,013 0 01/00/00 0.163% 0.315% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 1 442,517 0 01/00/00 0.152% 0.178% 0.000% 06/12/00 1 104,764 0 01/00/00 0.151% 0.042% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 09/10/01 17 5,937,468 7.4394% 01/00/00 3.327% 3.268% 08/10/01 15 6,913,336 7.7209% 01/00/00 2.841% 3.661% 07/10/01 16 4,857,606 8.2776% 01/00/00 2.947% 2.469% 06/11/01 8 2,075,307 8.6776% 01/00/00 1.431% 1.024% 05/10/01 6 2,025,519 8.8849% 01/00/00 1.058% 0.985% 04/10/01 10 5,345,540 9.1310% 01/00/00 1.745% 2.563% 03/12/01 8 3,253,343 9.3811% 01/00/00 1.372% 1.515% 02/12/01 10 3,510,286 9.5461% 01/00/00 1.692% 1.604% 01/10/01 13 3,848,654 9.6263% 01/00/00 2.163% 1.724% 12/11/00 8 3,142,076 9.6217% 01/00/00 1.303% 1.376% 11/10/00 12 3,360,555 9.5943% 01/00/00 1.929% 1.447% 10/10/00 8 3,431,517 9.5231% 01/00/00 1.262% 1.451% 09/11/00 7 3,580,532 9.4026% 01/00/00 1.090% 1.485% 08/10/00 8 1,890,722 9.2785% 01/00/00 1.233% 0.768% 07/10/00 7 819,617 9.0929% 01/00/00 1.065% 0.329% 06/12/00 6 2,219,496 8.9831% 01/00/00 0.904% 0.884% Distribution Date Remit 09/10/01 7.2160% 01/00/00 08/10/01 7.4976% 01/00/00 07/10/01 8.0543% 01/00/00 06/11/01 8.4543% 01/00/00 05/10/01 8.6616% 01/00/00 04/10/01 8.9080% 01/00/00 03/12/01 9.1579% 01/00/00 02/12/01 9.3227% 01/00/00 01/10/01 9.4030% 01/00/00 12/11/00 9.3984% 01/00/00 11/10/00 9.3710% 01/00/00 10/10/00 9.2998% 01/00/00 09/11/00 9.1792% 01/00/00 08/10/00 9.0552% 01/00/00 07/10/00 8.8696% 01/00/00 06/12/00 8.7599% 01/00/00 Pool Total Distribution of Principal Balances Current Scheduled Number Balances of Loans 0.00to 100,000.00 255 100,000.01to 200,000.00 308 200,000.01to 300,000.00 352 300,000.01to 400,000.00 285 400,000.01to 500,000.00 180 500,000.01to 600,000.00 135 600,000.01to 700,000.00 109 700,000.01to 800,000.00 83 800,000.01to 900,000.00 70 900,000.01to 1,000,000.00 63 1,000,000.01to 1,100,000.00 35 1,100,000.01to 1,200,000.00 28 1,200,000.01to 1,300,000.00 21 1,300,000.01to 1,400,000.00 26 1,400,000.01to 1,500,000.00 11 1,500,000.01to 1,600,000.00 0 1,600,000.01to 1,700,000.00 0 1,700,000.01to 1,800,000.00 0 1,800,000.01to 1,900,000.00 0 1,900,000.01& Above 0 Total 1961 Current Scheduled Scheduled Based on Balances Balance Balance 0.00to 100,000.00 14,107,861.36 1.76% 100,000.01to 200,000.00 46,720,400.79 5.84% 200,000.01to 300,000.00 86,652,639.27 10.84% 300,000.01to 400,000.00 99,305,311.69 12.42% 400,000.01to 500,000.00 81,073,263.63 10.14% 500,000.01to 600,000.00 73,610,597.73 9.21% 600,000.01to 700,000.00 70,820,196.41 8.86% 700,000.01to 800,000.00 62,050,224.41 7.76% 800,000.01to 900,000.00 59,546,844.50 7.45% 900,000.01to 1,000,000.00 59,828,065.06 7.48% 1,000,000.01to 1,100,000.00 36,808,169.86 4.60% 1,100,000.01to 1,200,000.00 32,055,028.52 4.01% 1,200,000.01to 1,300,000.00 26,060,492.14 3.26% 1,300,000.01to 1,400,000.00 35,299,787.26 4.41% 1,400,000.01to 1,500,000.00 15,694,149.75 1.96% 1,500,000.01to 1,600,000.00 0.00 0.00% 1,600,000.01to 1,700,000.00 0.00 0.00% 1,700,000.01to 1,800,000.00 0.00 0.00% 1,800,000.01to 1,900,000.00 0.00 0.00% 1,900,000.01& Above 0.00 0.00% Total 799,633,032.38 100.00% Average Scheduled Balance is 399,816.52 Maximum Scheduled Balance is 1,456,927.96 Minimum Scheduled Balance is 0.18 Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Interest Rate of Loans Balance 7.00%or less 157 74,268,956.53 7.00%to 7.25% 34 16,871,250.17 7.25%to 7.50% 55 22,246,401.39 7.50%to 7.75% 100 56,550,967.32 7.75%to 8.00% 173 98,763,020.95 8.00%to 8.25% 228112,147,873.13 8.25%to 8.50% 242111,100,716.09 8.50%to 8.75% 209 87,123,937.36 8.75%to 9.00% 206 87,635,657.48 9.00%to 9.25% 96 36,141,033.68 9.25%to 9.50% 129 34,781,159.90 9.50%to 9.75% 118 24,864,640.45 9.75%to 10.00% 73 14,378,755.15 10.00%to 10.50% 75 11,976,972.20 10.50%& Above 66 10,781,690.58 Total 1961799,633,032.38 Current Mortgage Based on Interest Rate Balance 7.00%or less 9.29% 7.00%to 7.25% 2.11% 7.25%to 7.50% 2.78% 7.50%to 7.75% 7.07% 7.75%to 8.00% 12.35% 8.00%to 8.25% 14.02% 8.25%to 8.50% 13.89% 8.50%to 8.75% 10.90% 8.75%to 9.00% 10.96% 9.00%to 9.25% 4.52% 9.25%to 9.50% 4.35% 9.50%to 9.75% 3.11% 9.75%to 10.00% 1.80% 10.00%to 10.50% 1.50% 10.50%& Above 1.35% Total 100.00% W/Avg Mortgage Interest Rate is 8.34120% Minimum Mortgage Interest Rate is 5.75000% Maximum Mortgage Interest Rate is 14.50000% Distribution of Property Types Number Scheduled Based on Property Types of Loans Balance Balance Industrial 613264,349,781.07 33.06% Office 529193,835,996.67 24.24% Multifamily 266113,924,772.18 14.25% Retail 294113,475,510.25 14.19% Mixed Use 159 69,712,989.20 8.72% Other 62 19,193,640.77 2.40% Mobile Home 14 12,700,644.36 1.59% Self Storage 15 8,678,372.31 1.09% Lodging 6 3,663,210.17 0.46% Health Care 3 98,115.40 0.01% Total 1961799,633,032.38 100.00% Geographic Distribution Geographic Number Scheduled Based on Location of Loans Balance Balance California 1290511,108,223.65 63.92% Washington 326142,081,965.63 17.77% Oregon 115 47,417,243.37 5.93% Nevada 104 43,558,664.97 5.45% Arizona 64 25,204,969.74 3.15% Texas 31 13,138,871.16 1.64% Idaho 22 11,224,930.81 1.40% Alaska 4 2,314,587.10 0.29% Illinois 3 1,453,927.98 0.18% Minnesota 1 1,204,990.24 0.15% Utah 1 924,657.73 0.12% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Total 1961799,633,032.38 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0.00 0.00% 1+ to 2 years 1037485,507,486.53 60.72% 2+ to 3 years 471218,500,717.86 27.33% 3+ to 4 years 109 36,211,006.67 4.53% 4+ to 5 years 26 6,622,493.52 0.83% 5+ to 6 years 119 27,906,343.66 3.49% 6+ to 7 years 16 3,345,331.46 0.42% 7+ to 8 years 4 1,048,332.14 0.13% 8+ to 9 years 60 6,754,862.31 0.84% 9+ to 10 years 106 12,303,777.73 1.54% 10 years or more 13 1,432,680.50 0.18% Total 1961799,633,032.38 100.00% Weighted Avera 550.89% Distribution of Amortization Type Number Scheduled Based on Amortization Typeof Loans Balance Balance Fully Amortizing 807253,372,857.51 31.69% Amortizing Balloo 1154546,260,174.87 68.31% Total 1961799,633,032.38 100.00% Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 225 26,866,528.24 3.36% 61 to 120 months 226 79,019,372.24 9.88% 121 to 180 months 356147,486,957.03 18.44% 181 to 240 months 0 0.00 0.00% 241 to 360 months 0 0.00 0.00% Total 807253,372,857.51 31.69% Weighted Avera 113 Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 116 39,061,633.97 4.88% 13 to 24 months 107 38,832,939.77 4.86% 25 to 36 months 106 41,064,634.49 5.14% 37 to 48 months 131 62,550,004.09 7.82% 49 to 60 months 218108,697,563.20 13.59% 61 to 120 months 471253,296,050.54 31.68% 121 to 180 months 5 2,757,348.81 0.34% 181 to 240 months 0 0.00 0.00% Total 1154546,260,174.87 68.31% Weighted Avera 55 Distribution of Maximum Rates Number Maximum Rates of Loans 0.00%to 0.00% 362 0.01%to 11.50% 25 11.51%to 12.00% 7 12.01%to 12.50% 2 12.51%to 13.00% 6 13.01%to 13.50% 9 13.51%to 14.00% 7 14.01%to 14.50% 14 14.51%to 15.00% 7 15.01%to 15.50% 27 15.51%to 16.00% 26 16.01%to 16.50% 8 16.51%to 17.00% 8 17.01%& 99.00% 3 Fixed Rate Mortgage 1450 Total 1961 Scheduled Maximum Rates Balance 0.00%to 0.00% 142,728,191.28 0.01%to 11.50% 8,568,088.50 11.51%to 12.00% 1,102,033.45 12.01%to 12.50% 417,356.69 12.51%to 13.00% 2,195,845.08 13.01%to 13.50% 2,644,116.65 13.51%to 14.00% 1,485,844.79 14.01%to 14.50% 2,389,123.71 14.51%to 15.00% 2,113,202.34 15.01%to 15.50% 6,720,180.08 15.51%to 16.00% 8,159,321.35 16.01%to 16.50% 1,735,072.08 16.51%to 17.00% 891,204.05 17.01%& 99.00% 561,908.30 Fixed Rate Mortgage 617,921,544.03 Total 799,633,032.38 Weighted Average for Mtge with a Maximum Ra 14.10% Based on Maximum Rates Balance 0.00%to 0.00% 17.85% 0.01%to 11.50% 1.07% 11.51%to 12.00% 0.14% 12.01%to 12.50% 0.05% 12.51%to 13.00% 0.27% 13.01%to 13.50% 0.33% 13.51%to 14.00% 0.19% 14.01%to 14.50% 0.30% 14.51%to 15.00% 0.26% 15.01%to 15.50% 0.84% 15.51%to 16.00% 1.02% 16.01%to 16.50% 0.22% 16.51%to 17.00% 0.11% 17.01%& 99.00% 0.07% Fixed Rate Mortgage 77.28% Total 100.00% Distribution of Indices of Mortgage Loans Number Scheduled Based on Indices of Loans Balance Balance Other 244 88,181,319.56 11.03% 6 Month LIBOR 163 66,422,806.30 8.31% WSJ Prime Rate 95 20,288,849.90 2.54% 3 Month LIBOR 5 4,962,925.36 0.62% 1 Month LIBOR 2 1,465,579.20 0.18% 1 Year CMT 1 298,159.01 0.04% WSJ Prime Rate 1 91,849.02 0.01% Fixed Rate Mortga 1450617,921,544.03 77.28% Total 1961799,633,032.38 100.00% Distribution of Payment Adjustment Payment AdjustmenNumber Scheduled Based on Frequency Loans Balance Balance One Month 2 1,465,579.20 0.18% Three Month 5 4,962,925.36 0.62% Six Month 502174,892,975.76 21.87% One Year 2 390,008.03 0.05% Fixed Rate Mortga 1450617,921,544.03 77.28% Total 1961799,633,032.38 100.00% Distribution of Interest Adjustment Interest AdjustmeNumber Scheduled Based on Frequency Loans Balance Balance One Month 2 1,465,579.20 0.18% Three Month 5 4,962,925.36 0.62% Six Month 502174,892,975.76 21.87% One Year 2 390,008.03 0.05% Fixed Rate Mortga 1450617,921,544.03 77.28% Total 1961799,633,032.38 100.00% Distribution of Minimum Rates Number Minimum Rates (1) of Loans 0.00%to 0.00% 448 0.01%to 4.00% 1 4.01%to 4.50% 13 4.51%to 4.75% 3 4.76%to 5.00% 1 5.01%to 5.25% 18 5.26%to 5.50% 3 5.51%to 5.75% 10 5.76%to 6.00% 4 6.01%to 6.25% 2 6.26%to 6.50% 1 6.51%to 7.00% 2 7.01%to 7.50% 3 7.51%& 99.00% 2 Fixed Rate Mortgage 1450 Total 1961 Scheduled Based on Minimum Rates (1) Balance Balance 0.00%to 0.00% 168,287,637.85 21.05% 0.01%to 4.00% 14,868.81 0.00% 4.01%to 4.50% 2,186,055.20 0.27% 4.51%to 4.75% 255,755.56 0.03% 4.76%to 5.00% 248,800.87 0.03% 5.01%to 5.25% 3,774,594.20 0.47% 5.26%to 5.50% 351,371.64 0.04% 5.51%to 5.75% 1,854,669.52 0.23% 5.76%to 6.00% 1,378,811.04 0.17% 6.01%to 6.25% 461,454.65 0.06% 6.26%to 6.50% 215,066.01 0.03% 6.51%to 7.00% 462,629.32 0.06% 7.01%to 7.50% 969,059.48 0.12% 7.51%& 99.00% 1,250,714.20 0.16% Fixed Rate Mortgage 617,921,544.03 77.28% Total 799,633,032.38 100.00% Weighted Averag 0.4457% Distribution of Mortgage Loan Margins Number Scheduled Mortgage Loan Margins Loans Balance No Margin 0.01%to 2.50% 274113,222,477.75 2.51%to 3.00% 168 57,613,245.33 3.01%to 3.25% 22 4,438,226.80 3.26%to 3.50% 31 4,511,936.89 3.51%to 3.75% 6 1,004,824.46 3.76%to 4.00% 6 684,080.03 4.01%to 4.25% 1 71,992.34 4.26%to 4.50% 1 46,467.30 0.00%& Above 1 71,117.90 Fixed Rate Mortgage 1451617,968,663.58 Total 1961799,633,032.38 (1) For adjustable mortgage loans where a minimum rate does not exist the gross margin was used. Based on Mortgage Loan Margins Balance 0.00%No Margin 0.00% 0.01%to 2.50% 14.16% 2.51%to 3.00% 7.20% 3.01%to 3.25% 0.56% 3.26%to 3.50% 0.56% 3.51%to 3.75% 0.13% 3.76%to 4.00% 0.09% 4.01%to 4.25% 0.01% 4.26%to 4.50% 0.01% 0.00%& Above 0.01% Fixed Rate Mortgage 77.28% Total 100.00% Weighted Average for Mtge with a Margin is 2.408% Specially Serviced Loan Detail Beginning Disclosure Scheduled Interest Maturity Control # Balance Rate Date 000000003064656 215,535.14 7.88% 10/01/08 000000002039030 708,256.16 8.25% 12/01/03 000000002041325 495,315.78 10.00% 08/01/06 Specially Disclosure Property Serviced Control # Type Status Code (1Comments 000000003064656 Office 0 0 000000002039030 Retail 0 0 000000002041325 Mixed Use 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail Disclosure ModificationModification Control # Date Description 3102605 05/01/01the maturity date has been extended to 5/1/06. The interest rate has changed from 8.125% to 7.125% effective 5/1/01, the monthly P&I payment amount has 0 changed to $9839.13 beginning 1 June 1, 2001. 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 Dist. Disclosure Appraisal Appraisal Date Control # Date Value 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 Dist. Beginning Gross Proceeds Date Scheduled Gross as a % of 01/00/00Balance Proceeds Sched Principal 01/00/00 0.00 0.00 01/00/00 0.00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 0.00% Cumulative 0.00 0.00 0.00 0.00 Dist. Aggregate Net Net Proceeds Date Liquidation Liquidation as a % of 01/00/00Expenses * Proceeds Sched. Balance 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 0.00% Cumulative 0.00 0.00 0.00 0.00 Dist. Realized Date Loss 01/00/00 01/00/00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 * Aggregate liquidation expenses also include * outstanding P&I advances and unpaid servicing fees, * unpaid trustee fees, etc..